UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05643

ACM MANAGED INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2007

Date of reporting period:    February 28, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


ACM Managed Income Fund


Semi-Annual Report


February 28, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
===========================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ALLIANCEBERNSTEIN INVESTMENTS, INC. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




April 2, 2007


SEMI-ANNUAL REPORT

This report provides management's discussion of fund performance for ACM Managed Income Fund (the "Fund") for the semi-annual reporting period ended February 28, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMF".

INVESTMENT OBJECTIVES AND POLICIES

This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests at least 50% of its total assets in U.S. government securities and repurchase agreements pertaining to U.S. government securities including certain securities not backed by the full faith and credit of the U.S. government. A significant portion (which may be up to 50% of the Fund's total assets) of the Fund's portfolio may be invested in lower-rated securities, including securities rated Ba, B or Caa by Moody's Investors Service, or BB, B or CCC by Standard & Poor's Ratings Services or in comparable non-rated securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 26.

INVESTMENT RESULTS

The table on page 4 provides performance data for the Fund and its benchmark, a 50%/50% composite of the Lehman Brothers (LB) Government Index and the Credit Suisse First Boston (CSFB) High Yield Index, for the six- and 12-month periods ended February 28, 2007.

The Fund outperformed its composite benchmark for the six-month period ended February 28, 2007 and underperformed its composite benchmark during the 12-month period ended February 28, 2007. The primary contributor to the outperformance for the six-month reporting period was the Fund's use of leverage during a period in which both U.S. Treasuries and high yield securities significantly rallied. The Fund's underweight in the automotive sector, which outperformed, and security selection in the paper/packaging industry detracted modestly from returns during the 12-month reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

The second half of 2006 saw a broad-based rally in both the fixed-income and equity markets as the economy signaled slower growth and the U.S. Federal Reserve (the "Fed") ended its interest rate hike cycle. The policy shift by the Fed led to a reduction in market volatility, an increased appetite for risk by investors and a significant rebound in all asset classes, particularly equities and high yield. U.S. Treasuries rebounded from negative returns in the first half of 2006 to post 3.18% during the six-month period ended February 28, 2007. The yield curve remained inverted and interest rates declined slightly between two- and 30-year maturities.

At the end of the six-month reporting period, two-year U.S. Treasuries were


ACM MANAGED INCOME FUND o 1


yielding 4.64%, 10-year U.S. Treasuries were yielding 4.57% and 30-year U.S. Treasuries were yielding 4.68%. The high yield market posted a strong return of 8.62% during the six-month reporting period, significantly outperforming investment-grade sectors, which posted returns in a range of 3-5%. For the six-month period, high yield was supported by a low default risk environment, improving credit conditions, low volatility and the end of monetary tightening.

Only in the last week of the six-month period did volatility creep back into the marketplace as global equity markets sold off sharply led by declines, first in China, then in Europe and in the U.S. China's sell-off was prompted by the Chinese government's proposals to control the market and to curb speculative activity.

Investor risk aversion also increased in the final week of the semi-annual reporting period as concerns rose regarding delinquencies and defaults on sub-prime mortgages as well as a downward revision of fourth quarter GDP. Even with the dampening effects in the final week of the reporting period, high yield posted returns in excess of 1% each month of the six-month period.

By quality tier, lower-rated debt outperformed higher-quality debt with CCC-rated debt returning 13.47%, B-rated debt returning 7.96% and BB-rated debt returning 6.14%. On an industry level, top performers included airlines, building materials, cable/wireless and retailers. Underperforming industries included consumer durables, energy, food/tobacco and gaming/leisure. Spreads in high yield continued to compress during the period.

During the six-month reporting period, the Fund's management team (the "Team") maintained a cautious posture given what it perceived as insufficient compensation for assuming risk and a lack of specific credit opportunities. The Team's quantitative analysis indicates that the reward for assuming incremental risk is greatly diminished in times of a flat or inverted yield curve and narrow spreads. At the same time, strong corporate profits and a low default rate have allowed high yield spreads to remain well below their long term average even as market and leveraged buy out risks increased. In this environment, the Team modestly underweighted more volatile credits and provided thorough diversification to minimize risk.


2 o ACM MANAGED INCOME FUND


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance on page 4 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM MANAGED INCOME FUND SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's in a table called "Closed-End Funds." For additional shareholder information regarding this Fund, please see page 37.

BENCHMARK DISCLOSURE

Neither the unmanaged Lehman Brothers (LB) Government Index nor the unmanaged Credit Suisse First Boston (CSFB) High Yield Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The CSFB High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria and is designed to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A WORD ABOUT RISK

Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Increases in interest rates may cause the value of the Fund's investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Treasury securities provide fixed rates of return, as well as principal guarantees, if held to maturity. The Fund's investments in foreign securities are subject to risks not associated with investing in U.S. government securities, such as the risk of adverse changes in currency exchange rates, exchange control regulations and the application of foreign tax laws. The Fund can invest in high yield and non-investment grade bonds. Such bonds (also known as "junk bonds") involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


ACM MANAGED INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                   Returns
THE FUND VS. ITS BENCHMARK                   ----------------------
PERIODS ENDED FEBRUARY 28, 2007              6 Months   12 Months
===================================================================
ACM Managed Income Fund (NAV)                  6.46%      6.75%

Composite: 50% Lehman Brothers Government
Index / 50% CSFB High Yield Index              5.90%      8.66%

LB Government Index                            3.18%      4.95%

CSFB High Yield Index                          8.62%     12.37%


The Fund's Market Price per share on February 28, 2007 was $3.82. The Fund's Net Asset Value Price per share on February 28, 2007 was $4.07. For additional Financial Highlights, please see page 32.


See Historical Performance and Benchmark disclosures on previous page.


4 o ACM MANAGED INCOME FUND


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $102.9


SECURITY TYPE BREAKDOWN*
50.8%     U.S. Government and Government Sponsored Agency Obligations
44.9%     Corporate Debt Obligations
 2.6%     Structured Note
 0.1%     Preferred Stock

 1.6%     Short-Term


BOND QUALITY RATING BREAKDOWN+
51.6%     AAA
 2.0%     BBB
18.9%     BB
24.5%     B
 3.0%     CCC


* All data are as of February 28, 2007. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.

+    The Fund's bond quality rating breakdown is expressed as a percentage of total bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ACM MANAGED INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY
  OBLIGATIONS-72.6%
U.S. TREASURY NOTES-42.8%
  1.875%, 7/15/13(a) TIPS                       $ 1,577     $  1,552,279
  3.25%, 8/15/07                                  4,610        4,572,723
  3.625%, 5/15/13(a)                              6,000        5,719,920
  4.00%, 3/15/10-2/15/14(a)                      13,400       13,131,188
  4.625%, 8/31/11-11/15/16(a)                    19,000       19,086,683
                                                            ------------
                                                              44,062,793

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION-13.0%
  4.111%, 11/01/34(b)                               149          148,960
  4.177%, 9/01/35(b)                                 82           82,492
  4.41%, 8/01/34(b)                                 138          138,210
  4.464%, 1/01/36(b)                                123          122,967
  4.699%, 5/01/35(b)                                148          147,326
  4.807%, 7/01/35(b)                                262          261,708
  4.825%, 7/01/35(b)                                126          126,120
  5.50%, 3/25/29-5/01/36                          9,188        9,134,500
  5.704%, 12/01/36(b)                             1,267        1,278,798
  6.00%, 5/25/36                                    276           52,914
  6.50%, TBA                                      1,600        1,631,000
  6.897%, 1/01/36(b)                                212          215,296
                                                            ------------
                                                              13,340,291

U.S. TREASURY BOND-6.2%
  4.50%, 2/15/36(a)                               6,600        6,400,971
                                                            ------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION-5.3%
  5.50%, 6/20/36                                  5,483        5,465,193
                                                            ------------

FEDERAL HOME LOAN MORTGAGE CORP.-3.7%
  4.208%, 4/01/35(b)                                597          588,706
  4.233%, 10/01/35(b)                               147          147,374
  4.575%, 4/01/35(b)                                107          106,267
  4.669%, 6/01/35(b)                                220          219,072
  5.50%, 5/01/33-10/01/35                           736          730,437
  5.79%, 12/01/36(b)                                518          523,179
  5.875%, 5/15/16                                   777          782,591
  7.00%, 2/01/37                                    665          683,303
                                                            ------------
                                                               3,780,929

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  STRIPS (INTEREST ONLY)-1.1%
  5.00%, 2/01/18-3/01/35                          5,233        1,131,241
                                                            ------------


6 o ACM MANAGED INCOME FUND


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
FEDERAL HOME LOAN MORTGAGE CORPORATION
  STRIPS (INTEREST ONLY)-0.5%
  5.00%, 12/01/34-8/01/35                       $ 1,951     $    464,430
                                                            ------------

Total U.S. Government & Government Sponsored
  Agency Obligations (cost $74,447,922)                       74,645,848
                                                            ------------

CORPORATE DEBT OBLIGATIONS-64.1%
AEROSPACE & DEFENSE-0.4%
Alion Science and Technology Corp.
  10.25%, 2/01/15(c)                                 40           41,600
L-3 Communications Corp.
  5.875%, 1/15/15                                   265          258,375
Sequa Corp.
  9.00%, 8/01/09                                    145          152,975
                                                            ------------
                                                                 452,950

AUTOMOTIVE-4.5%
Autonation, Inc.
  7.36%, 4/15/13(b)                                  45           45,675
Ford Motor Co.
  7.45%, 7/16/31                                    623          499,957
Ford Motor Credit Co.
  4.95%, 1/15/08                                    270          267,165
  7.00%, 10/01/13                                   455          436,478
General Motors Acceptance Corp.
  6.875%, 9/15/11                                   646          653,754
General Motors Corp.
  8.25%, 7/15/23                                    635          590,550
  8.375%, 7/15/33                                   560          519,400
Goodyear Tire & Rubber Co.
  8.625%, 12/01/11(c)                                90           95,625
  9.00%, 7/01/15                                    315          342,169
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                   264          262,680
Lear Corp.
  8.50%, 12/01/13                                    80           78,200
  8.75%, 12/01/16                                   115          110,831
Tenneco, Inc.
  8.625%, 11/15/14                                  110          114,675
TRW Automotive, Inc.
  11.00%, 2/15/13                                   175          191,844
United Auto Group, Inc.
  9.625%, 3/15/12                                   205          214,867
Visteon Corp.
  7.00%, 3/10/14                                    270          234,900
                                                            ------------
                                                               4,658,770


ACM MANAGED INCOME FUND o 7


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
BROADCASTING & MEDIA-1.4%
Allbritton Communications Co.
  7.75%, 12/15/12                               $   240     $    246,000
Clear Channel Communications, Inc.
  5.50%, 9/15/14                                    387          343,037
  5.75%, 1/15/13                                    258          243,252
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13                                   160          161,600
Univision Communications, Inc.
  7.85%, 7/15/11                                    230          240,925
XM Satellite Radio, Inc.
  9.75%, 5/01/14                                    175          176,750
                                                            ------------
                                                               1,411,564

BUILDING & REAL ESTATE-0.8%
Associated Materials, Inc.
  11.25%, 3/01/14(d)                                385          286,825
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12                                  200          204,000
KB HOME
  7.75%, 2/01/10                                    185          188,931
William Lyon Homes, Inc.
  10.75%, 4/01/13                                   176          175,560
                                                            ------------
                                                                 855,316

CABLE-5.3%
Cablevision Systems Corp.
  8.00%, 4/15/12                                    315          319,725
Charter Communications Operations LLC
  8.00%, 4/30/12(c)                                 645          675,637
CSC Holdings, Inc.
  6.75%, 4/15/12(c)                                 260          257,400
  7.625%, 7/15/18                                   495          501,188
DirecTV Holdings LLC
  6.375%, 6/15/15                                   515          495,044
  8.375%, 3/15/13                                   150          158,438
Echostar DBS Corp.
  6.375%, 10/01/11                                  255          256,275
  7.125%, 2/01/16                                   160          165,400
Inmarsat Finance PLC
  7.625%, 6/30/12                                   343          355,863
Insight Midwest LP
  9.75%, 10/01/09                                   130          132,275
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15                                   210          225,750
  11.25%, 6/15/16(c)                                507          574,177
PanAmSat Corp.
  9.00%, 8/15/14                                    323          348,840
Quebecor Media, Inc.
  7.75%, 3/15/16                                    485          497,125
Rogers Cable, Inc.
  6.75%, 3/15/15                                    485          508,037
                                                            ------------
                                                               5,471,174


8 o ACM MANAGED INCOME FUND


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
CHEMICALS-2.5%
Equistar Chemical Funding LP
  10.125%, 9/01/08                              $   470     $    497,025
  10.625%, 5/01/11                                  100          105,750
Hexion US Finance Corp.
  9.75%, 11/15/14(c)                                115          121,900
  9.86%, 11/15/14(b)(c)                             115          118,450
Huntsman International LLC
  7.875%, 11/15/14(c)                               165          170,775
Ineos Group Holdings PLC
  8.50%, 2/15/16(c)                                 240          233,400
Lyondell Chemical Co.
  8.00%, 9/15/14                                    155          163,138
  8.25%, 9/15/16                                    100          107,500
Momentive Performance
  10.125%, 12/01/14(c)                              155          163,138
Nell AF S.a.r.l.
  8.375%, 8/15/15(c)                                236          248,980
Quality Distribution LLC
  9.00%, 11/15/10                                   250          242,500
Rhodia, SA
  8.875%, 6/01/11                                   355          371,862
                                                            ------------
                                                               2,544,418

CONSUMER MANUFACTURING-0.5%
Broder Brothers Co.
  11.25%, 10/15/10                                  145          146,813
Levi Strauss & Co.
  8.875%, 4/01/16                                   163          175,632
Visant Corp.
  7.625%, 10/01/12                                  155          158,875
                                                            ------------
                                                                 481,320

DIVERSIFIED MEDIA-1.8%
Dex Media East LLC
  9.875%, 11/15/09                                  130          136,175
  12.125%, 11/15/12                                 192          210,480
Dex Media West LLC
  8.50%, 8/15/10                                    160          167,600
Lamar Media Corp.
  6.625%, 8/15/15                                    90           88,650
Liberty Media Corp.
  5.70%, 5/15/13                                    130          124,535
  7.875%, 7/15/09                                    98          102,868
  8.25%, 2/01/30                                    125          127,699
R.H. Donnelley Corp.
  6.875%, 1/15/13                                   328          319,800
Rainbow National Services LLC
  8.75%, 9/01/12(c)                                 150          159,375


ACM MANAGED INCOME FUND o 9


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
WDAC Subsidiary Corp.
  8.375%, 12/01/14(c)                           $   200     $    209,500
WMG Holdings Corp.
  9.50%, 12/15/14                                   215          168,775
                                                            ------------
                                                               1,815,457

ENERGY-1.9%
Chesapeake Energy Corp.
  6.625%, 1/15/16                                   180          180,900
  7.50%, 9/15/13                                    165          172,013
  7.75%, 1/15/15                                    265          276,262
Compagnie Generale de Geophysique-Veritas
  7.50%, 5/15/15                                     10           10,200
  7.75%, 5/15/17                                     25           25,875
Complete Production Services, Inc.
  8.00%, 12/15/16(c)                                140          143,150
El Paso Production Holding Co.
  7.75%, 6/01/13                                    330          344,850
Hilcorp Energy
  7.75%, 11/01/15(c)                                 85           85,000
OPTI Canada, Inc.
  8.25%, 12/15/14(c)                                 68           70,040
PetroHawk Energy Corp.
  9.125%, 7/15/13                                   165          175,313
Range Resources Corp.
  7.50%, 5/15/16                                    195          200,362
Tesoro Corp.
  6.25%, 11/01/12                                   245          246,225
                                                            ------------
                                                               1,930,190

FINANCIAL-1.9%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                                  185          199,337
E*Trade Financial Corp.
  7.375%, 9/15/13                                   170          176,800
  7.875%, 12/01/15                                  552          592,020
  8.00%, 6/15/11                                    155          162,363
Host Hotels & Resorts LP
  6.875%, 11/01/14                                   85           86,488
iStar Financial, Inc.
  6.00%, 12/15/10                                   270          276,128
  7.00%, 3/15/08                                    155          157,184
Liberty Mutual Group
  5.75%, 3/15/14(c)                                 205          206,166
  7.80%, 3/15/37                                     95           94,811
                                                            ------------
                                                               1,951,297

FOOD & BEVERAGE-2.2%
Aramark Corp.
  8.50%, 2/01/15(c)                                 330          342,788
Del Monte Corp.
  8.625%, 12/15/12                                  100          105,000


10 o ACM MANAGED INCOME FUND


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
Dole Food Co., Inc.
  8.625%, 5/01/09                               $   170     $    170,425
  8.875%, 3/15/11                                    71           70,645
Domino's, Inc.
  8.25%, 7/01/11                                    212          222,282
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13                            605          637,585
  7.625%, 6/01/16                                   345          374,712
Rite Aid Corp.
  6.875%, 8/15/13                                   195          175,013
  9.25%, 6/01/13                                    180          181,350
                                                            ------------
                                                               2,279,800

GAMING-3.9%
Boyd Gaming Corp.
  7.75%, 12/15/12                                   250          257,500
Caesars Entertainment, Inc.
  7.875%, 3/15/10                                   300          316,500
Greektown Holdings
  10.75%, 12/01/13(c)                               160          171,200
Mandalay Resort Group
  10.25%, 8/01/07                                   530          539,275
MGM Mirage
  6.625%, 7/15/15                                   552          530,610
  8.375%, 2/01/11                                   465          488,250
Mohegan Tribal Gaming Authority
  6.375%, 7/15/09                                   170          170,000
  7.125%, 8/15/14                                    90           91,575
Penn National Gaming, Inc.
  6.875%, 12/01/11                                  290          290,000
Riviera Holdings Corp.
  11.00%, 6/15/10                                   330          346,500
Station Casinos, Inc.
  6.625%, 3/15/18                                    85           77,031
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(c)                               245          251,738
Wynn Las Vegas LLC
  6.625%, 12/01/14                                  505          499,950
                                                            ------------
                                                               4,030,129

HEALTH CARE-3.7%
Concentra Operating Corp.
  9.125%, 6/01/12                                   105          111,825
  9.50%, 8/15/10                                    140          148,050
Coventry Health Care, Inc.
  5.875%, 1/15/12                                   145          145,725
DaVita, Inc.
  7.25%, 3/15/15                                    250          252,500
Elan Finance Corp.
  7.75%, 11/15/11                                   500          492,500
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14                                   160          171,200


ACM MANAGED INCOME FUND o 11


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
HCA, Inc.
  6.375%, 1/15/15                               $   385     $    332,062
  6.50%, 2/15/16                                    245          210,088
  6.75%, 7/15/13                                    305          279,837
  9.625%, 11/15/16(c)                               415          448,200
Healthsouth Corp.
  10.75%, 6/15/16(c)                                180          201,150
Iasis Healthcare LLC
  8.75%, 6/15/14                                    235          243,813
Select Medical Corp.
  7.625%, 2/01/15                                   244          214,720
Tenet Healthcare Corp.
  7.375%, 2/01/13                                   225          210,375
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                 215          228,438
Ventas Realty LP
  6.75%, 4/01/17                                    156          160,290
                                                            ------------
                                                               3,850,773

INDEX-4.0%
Dow Jones, CDX High Yield
  8.375%, 12/29/11(c)                             4,000        4,156,252
                                                            ------------

INDUSTRIAL-1.9%
AMSTED Industries, Inc.
  10.25%, 10/15/11(c)                               225          241,031
Bombardier, Inc.
  8.00%, 11/15/14(c)                                275          288,750
Case New Holland, Inc.
  9.25%, 8/01/11                                    245          258,475
FastenTech, Inc.
  11.50%, 5/01/11                                   140          148,750
Invensys PLC
  9.875%, 3/15/11(c)                                 55           59,125
RBS Global & Rexnord Corp.
  9.50%, 8/01/14(c)                                 215          226,288
  11.75%, 8/01/16(c)                                115          124,775
Sensus Metering Systems, Inc.
  8.625%, 12/15/13                                  150          151,500
Trinity Industries, Inc.
  6.50%, 3/15/14                                    510          501,075
                                                            ------------
                                                               1,999,769

LODGING & LEISURE-2.0%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                   280          289,800
Host Marriott LP
  6.75%, 6/01/16                                    500          502,500
NCL Corp.
  10.625%, 7/15/14                                  210          213,675


12 o ACM MANAGED INCOME FUND


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
Royal Caribbean Cruises, Ltd.
  8.00%, 5/15/10                                $    40     $     42,618
  8.75%, 2/02/11                                    415          456,576
Six Flags, Inc.
  9.625%, 6/01/14                                   250          241,875
Universal City Development Partners
  11.75%, 4/01/10                                   245          260,313
Universal City Florida Holding Co.
  8.375%, 5/01/10                                   100          103,750
                                                            ------------
                                                               2,111,107

METALS/MINING-2.4%
AK Steel Corp.
  7.875%, 2/15/09                                   135          134,663
Arch Western Finance LLC
  6.75%, 7/01/13                                    165          162,112
Evraz Group SA
  8.25%, 11/10/15(c)                                309          318,054
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10                                  330          344,025
International Steel Group, Inc.
  6.50%, 4/15/14                                    496          514,600
Ispat Inland ULC
  9.75%, 4/01/14                                    279          313,985
Massey Energy Co.
  6.875%, 12/15/13                                  165          158,400
Peabody Energy Corp.
  6.875%, 3/15/13                                   480          486,000
                                                            ------------
                                                               2,431,839

PAPER/PACKAGING-1.8%
Berry Plastics Holding Corp.
  8.875%, 9/15/14                                   235          243,225
Covalence Specialty Materials
  10.25%, 3/01/16(c)                                115          109,538
Crown Americas
  7.625%, 11/15/13                                  270          278,775
Georgia-Pacific Corp.
  7.00%, 1/15/15(c)                                 160          160,000
  7.125%, 1/15/17(c)                                185          185,000
Newpage Corp.
  10.00%, 5/01/12                                   205          223,450
Owens Brockway Glass Container
  8.875%, 2/15/09                                   508          519,430
Plastipak Holdings, Inc.
  8.50%, 12/15/15(c)                                115          119,887
                                                            ------------
                                                               1,839,305


ACM MANAGED INCOME FUND o 13


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
PUBLIC UTILITIES - ELECTRIC & GAS-6.8%
AES Corp.
  7.75%, 3/01/14                                $   470     $    492,325
  8.75%, 5/15/13(c)                                  65           69,388
  9.00%, 5/15/15(c)                                 175          187,469
Allegheny Energy Supply Co. LLC
  7.80%, 3/15/11                                    200          213,000
  8.25%, 4/15/12(c)                                 355          388,725
Aquila, Inc.
  14.875%, 7/01/12                                  185          241,425
CMS Energy Corp.
  8.50%, 4/15/11                                    155          168,175
Dynegy-Roseton Danskammer
  7.67%, 11/08/16                                   215          227,900
Edison Mission Energy
  7.50%, 6/15/13                                    425          444,125
  7.75%, 6/15/16                                    145          153,700
Northwest Pipeline Corp.
  8.125%, 3/01/10                                   255          264,562
NRG Energy, Inc.
  7.25%, 2/01/14                                     75           76,500
  7.375%, 2/01/16                                   335          341,700
Reliant Energy, Inc.
  6.75%, 12/15/14                                    70           72,625
  9.50%, 7/15/13                                    330          357,637
Sierra Pacific Power Co.
  6.00%, 5/15/16                                    150          153,688
Sierra Pacific Resources
  8.625%, 3/15/14                                   185          200,344
Southern Natural Gas Co.
  8.875%, 3/15/10                                   290          302,870
TECO Energy, Inc.
  7.00%, 5/01/12                                    330          346,500
Tennessee Gas Pipeline Co.
  7.00%, 10/15/28                                   250          273,582
The Williams Cos., Inc.
  7.625%, 7/15/19                                   980        1,063,300
  7.875%, 9/01/21                                   185          202,575
TXU Corp.
  5.55%, 11/15/14                                   345          315,548
  6.50%, 11/15/24                                   443          401,488
                                                            ------------
                                                               6,959,151

RETAIL-0.8%
Bon-Ton Department Stores, Inc.
  10.25%, 3/15/14                                   200          212,000
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14                                  110          113,162


14 o ACM MANAGED INCOME FUND


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
GSC Holdings Corp
  8.00%, 10/01/12                               $   440     $    467,500
Sbarro, Inc.
  10.375%, 2/01/15(c)                                55           57,338
                                                            ------------
                                                                 850,000

SERVICES-2.6%
Allied Waste North America, Inc.
  6.375%, 4/15/11                                   335          335,837
  7.125%, 5/15/16                                   397          403,451
  7.375%, 4/15/14                                   155          155,775
Hertz Corp.
  8.875%, 1/01/14                                   190          204,725
  10.50%, 1/01/16                                   165          188,100
Iron Mountain, Inc.
  6.625%, 1/01/16                                   245          235,200
Service Corp. International
  6.50%, 3/15/08                                    270          271,350
  7.70%, 4/15/09                                    265          274,938
United Rentals North America, Inc.
  6.50%, 2/15/12                                     18           18,090
  7.00%, 2/15/14                                     70           70,350
  7.75%, 11/15/13                                   390          398,775
West Corp.
  9.50%, 10/15/14(c)                                 80           84,200
                                                            ------------
                                                               2,640,791

SUPERMARKET/DRUG-0.4%
Couche-Tard
  7.50%, 12/15/13                                   247          253,175
Stater Brothers Holdings
  8.125%, 6/15/12                                   140          142,975
                                                            ------------
                                                                 396,150

TECHNOLOGY-3.8%
Amkor Technology, Inc.
  9.25%, 6/01/16                                    150          153,000
Avago Technologies Finance
  10.125%, 12/01/13                                 190          203,300
Computer Associates, Inc.
  4.75%, 12/01/09(c)                                170          166,807
Flextronics International, Ltd.
  6.50%, 5/15/13                                    415          410,850
Freescale Semiconductor, Inc.
  9.125%, 12/15/14(c)                               495          501,806
  10.125%, 12/15/16(c)                              145          148,444
Nortel Networks Corp.
  6.875%, 9/01/23                                   265          245,125
Nortel Networks, Ltd.
  10.125%, 7/15/13(c)                               235          258,500


ACM MANAGED INCOME FUND o 15


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
NXP BV
  8.11%, 10/15/13(c)                            $   170     $    173,825
  9.50%, 10/15/15(c)                                 80           82,600
Seagate Technology HDD Holdings
  6.375%, 10/01/11                                  378          379,890
  6.80%, 10/01/16                                   186          187,395
SERENA Software, Inc.
  10.375%, 3/15/16                                  230          248,975
SunGard Data Systems, Inc.
  9.125%, 8/15/13                                   495          528,412
Unisys Corp.
  7.875%, 4/01/08                                   180          180,000
                                                            ------------
                                                               3,868,929

TRANSPORTATION-0.8%
AMR Corp.
  9.00%, 8/01/12                                    206          217,845
Avis Budget Car Rental
  7.75%, 5/15/16(c)                                 230          233,450
Continental Airlines, Inc.
  7.875%, 7/02/18                                    76           79,414
  8.75%, 12/01/11                                   260          261,300
                                                            ------------
                                                                 792,009

UTILITIES-0.3%
Dynegy Holdings, Inc.
  8.375%, 5/01/16                                   335          358,450
                                                            ------------

WIRELESS-5.1%
American Tower Corp.
  7.125%, 10/15/12                                  453          468,289
Citizens Communications Co.
  6.25%, 1/15/13                                    320          320,000
Dobson Communications Corp.
  8.375%, 11/01/11                                  144          153,000
  8.875%, 10/01/13                                  155          159,844
Idearc, Inc.
  8.00%, 11/15/16(c)                                295          300,900
Level 3 Financing, Inc.
  8.75%, 2/15/17(c)                                  60           60,225
  9.25%, 11/01/14(c)                                445          456,681
Mobile Telesystems Finance, SA
  8.00%, 1/28/12(c)                                 384          403,200
Qwest Corp.
  6.875%, 9/15/33                                   100           96,875
  8.875%, 3/15/12                                 1,170        1,292,850
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12                                   340          365,075
  7.50%, 3/15/15                                    434          476,315
Rural Cellular Corp.
  8.25%, 3/15/12                                    180          186,750



16 o ACM MANAGED INCOME FUND


                                               Shares or
                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
========================================================================
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14                                $   150     $    160,875
Windstream Corp.
  8.125%, 8/01/13                                   178          192,017
  8.625%, 8/01/16                                   139          152,205
                                                            ------------
                                                               5,245,101

WIRELINE-0.6%
L-3 Financing, Inc.
  11.50%, 3/01/10                                   115          127,650
  12.25%, 3/15/13                                   391          456,493
                                                            ------------
                                                                 584,143

Total Corporate Debt Obligations
  (cost $63,910,606)                                          65,966,154
                                                            ------------

STRUCTURED NOTE-3.7%
Racers
  Series 06-6-T
  5.30%, 7/1/08(b)(c)
  (cost $3,812,617)                               3,600        3,817,728
                                                            ------------

NON CONVERTIBLE PREFERRED
STOCKS-0.2%
Sovereign Real Estate Investment Corp.
  12.00%(c)(d)
  (cost $173,010)                                     0          244,406
                                                            ------------

SHORT-TERM INVESTMENT-2.3%
MUTUAL FUND-2.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(e)
  (cost $2,341,777)                           2,341,777        2,341,777
                                                            ------------

TOTAL INVESTMENTS-142.9%
  (cost $144,685,932)                                        147,015,913
Other assets less liabilities-(42.9)%                       (44,135,402)
                                                            ------------
NET ASSETS-100%                                             $102,880,511
                                                            ============


(a) Positions, or portions thereof, with a market value of $45,249,256 have been segregated to collateralize reverse repurchase agreements.

(b)  Variable rate coupon, rate shown as of February 28, 2007.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $18,613,781 or 18.1% of net assets.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)  Investment in affiliated money market fund.

     Glossary:
     TIPS-Treasury Inflation Protected Securities

     See notes to financial statements.


ACM MANAGED INCOME FUND o 17


STATEMENT OF ASSETS & LIABILITIES
February 28, 2007 (unaudited)


ASSETS
Investments in securities, at value
  Unaffiliated issuers (cost $142,344,155)                       $ 144,674,136
  Affiliated issuers (cost $2,341,777)                               2,341,777
Interest and dividends receivable                                    2,140,875
Receivable for investment securities sold                            1,829,240
                                                                 --------------
Total assets                                                       150,986,028
                                                                 --------------

LIABILITIES
Payable for reverse repurchase agreement                            45,434,542
Payable for investment securities purchased                          2,412,286
Advisory fee payable                                                    50,633
Dividends payable                                                       31,545
Transfer Agent fee payable                                               2,553
Accrued expenses and other liabilities                                 173,958
                                                                 --------------
Total liabilities                                                   48,105,517
                                                                 --------------
Net Assets                                                       $ 102,880,511
                                                                 ==============

COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share;
  299,998,100 shares authorized,
  25,300,262 shares issued and outstanding                       $     253,003
Additional paid-in capital                                         210,248,052
Distributions in excess of net investment income                       (19,473)
Accumulated net realized loss on investment transactions          (109,931,052)
Net unrealized appreciation of investments                           2,329,981
                                                                 --------------
NET ASSETS                                                       $ 102,880,511
                                                                 ==============

NET ASSET VALUE
  (based on 25,300,262 common shares outstanding)                        $4.07
                                                                         ======


See notes to financial statements.


18 o ACM MANAGED INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (unaudited)


INVESTMENT INCOME
Interest
  Unaffiliated issuers                     $  5,301,229
  Affiliated issuers                             53,110
Dividends                                         9,480      $  5,363,819
                                           -------------

EXPENSES
Advisory fee                               $    495,425
Administrative fee                               91,457
Remarketed Preferred Stock-
  remarketing agent's fees                       65,000
Audit                                            41,404
Legal                                            39,890
Printing                                         28,471
Custodian                                        28,208
Directors' fees and expenses                     22,432
Registration fees                                11,777
Transfer agency                                   7,030
Miscellaneous                                     6,478
                                           -------------
Total expenses before interest                  837,572
Interest expense                                442,056
                                           -------------
Total expenses                                1,279,628
Less: expenses waived by the Adviser
  (see Note B)                                  (76,206)
                                           -------------
Net expenses                                                    1,203,422
                                                             -------------
Net investment income                                           4,160,397
                                                             -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                       2,013,426
  Futures                                                        (457,938)
Net change in unrealized
  appreciation/depreciation of
  investments                                                   1,736,349
                                                             -------------
Net gain on investment transactions                             3,291,837
                                                             -------------

DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                                          (1,376,948)
                                                             -------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                            $  6,075,286
                                                             =============


See notes to financial statements.


ACM MANAGED INCOME FUND o 19


STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended    Year Ended
                                         February 28, 2007     August 31,
                                             (unaudited)          2006
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Net investment income                     $   4,160,397     $   9,237,299
Net realized gain (loss) on investment
  transactions                                1,555,488        (2,196,379)
Net change in unrealized
  appreciation/depreciation
  of investments                              1,736,349        (4,176,131)
DIVIDENDS TO REMARKETED PREFERRED
SHAREHOLDERS FROM
Net investment income                        (1,376,948)       (4,807,897)
Net increase (decrease) in net assets
  resulting from operations                   6,075,286        (1,943,108)
DIVIDENDS TO COMMON
SHAREHOLDERS FROM
Net investment income                        (2,378,162)       (5,123,631)
Total increase (decrease)                     3,697,124        (7,066,739)
NET ASSETS
Beginning of period                          99,183,387       106,250,126
End of period (including distributions
  in excess of net investment income
  of $19,473 and $424,760,
  respectively)                           $ 102,880,511     $  99,183,387



See notes to financial statements.


20 o ACM MANAGED INCOME FUND


NOTES TO FINANCIAL STATEMENTS
February 28, 2007 (unaudited)

Notes to Financial Statements

NOTE A
Significant Accounting Policies
ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market ("OTC"), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other

ACM MANAGED INCOME FUND o 21


derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discount as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates
Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annualized rate of .65% of the Fund's average weekly adjusted total assets (i.e., the average weekly value of total assets,

22 o ACM MANAGED INCOME FUND


Notes to Financial Statements

including assets attributable to any preferred stock less accrued liabilities other than principal amount of money borrowed and accumulated dividends on shares of preferred stock). Such fee is accrued daily and paid monthly. During the reporting period, the Adviser voluntarily waived .10% of the advisory fee. Such waiver amounted to $76,206.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the six months ended February 28, 2007, the Fund reimbursed $535 to ABIS.

Under the terms of the Administration Agreement, the Fund pays Princeton Administrators, LLC (the "Administrator") a fee at an annual rate of .12% of average adjusted weekly net assets of the Fund, but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.--Prime STIF Portfolio and the AllianceBernstein Fixed-Income, Inc.--Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2007, were as follows:

                                             Purchases           Sales
-------------------------------------------------------------------------------
Investment securities (excluding
U.S. government securities)                $ 47,438,233      $ 50,095,478
U.S. government securities                  204,606,074       242,881,189


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and gross unrealized depreciation are as follows:

Gross unrealized appreciation                                  $2,881,570
Gross unrealized depreciation                                    (551,589)
Net unrealized appreciation                                    $2,329,981


ACM MANAGED INCOME FUND o 23


1. Financial Futures Contracts
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces

24 o ACM MANAGED INCOME FUND


Notes to Financial Statements

the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended February 28, 2007, the Fund had no transactions in written options.

3. Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended February 28, 2007, the average amount of reverse repurchase agreements outstanding was $36,584,215 and the daily weighted average annual interest rate was 4.78%.

NOTE D
Common Stock
There are 299,998,100 shares of $.01 par value common stock authorized. There are 25,300,262 shares of common stock issued and outstanding at February 28, 2007. During the six months ended February 28, 2007 and the year ended August 31, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.

NOTE E
Preferred Stock
The Fund has 1,900 shares of Remarketed Preferred Stock authorized. As of August 31, 2006 there were 900 shares of Remarketed Preferred Stock issued and outstanding, each at a liquidation value of $100,000 per share plus accumulated, unpaid dividends. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent.

The redemption of the Fund's remarketed preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $100,000 per share plus accumulated, unpaid dividends. On December 14, 2006 the Fund redeemed the balance of the 900 shares outstanding of Remarketed Preferred Stock in the amount of $90,000,000.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset

ACM MANAGED INCOME FUND o 25


coverage ratio required by the 1940 Act or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Securities Lending
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited by the borrower and maintained with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of February 28, 2007, the Fund had no securities on loan.

NOTE G
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

26 o ACM MANAGED INCOME FUND


Notes to Financial Statements

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Distributions To Common Shareholders
The tax character of distributions to be paid for the year ending August 31, 2007 will be determined at the end of the current fiscal year. The tax character of the distributions paid to common shareholders during the fiscal years ended August 31, 2006 and August 31, 2005 were as follows:

                                                2006               2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                            $5,123,631        $6,906,123
Total taxable distributions                   5,123,631         6,906,123
  Tax return of capital                         584,505                -0-
Total distributions paid                     $5,708,136        $6,906,123


As of August 31, 2006, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:
Accumulated capital and other losses                        $(111,456,710)(a)
Unrealized appreciation/(depreciation)                            245,043(b)
Total accumulated earnings/(deficit)                        $(111,211,667)


(a) On August 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $110,958,482 of which $599,427 expires in the year 2007, $30,192,284 expires in the year 2008, $35,940,601 expires in the year 2009, $28,986,731 expires in the year 2010, $10,023,463 expires in the year 2011 and $11,992 expires in the year 2012, 5,203,984 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. For the year ended August 31, 2006, the Fund deferred to the next fiscal year post October capital losses of $498,228.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.



ACM MANAGED INCOME FUND o 27


NOTE I
Legal Proceedings
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:
  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

28 o ACM MANAGED INCOME FUND


Notes to Financial Statements

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the

ACM MANAGED INCOME FUND o 29


Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and


30 o ACM MANAGED INCOME FUND


Notes to Financial Statements

dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE J
Recent Accounting Pronouncements
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE K
Subsequent Events
At a meeting of the Board of Directors of the Fund held on November 2, 2006, the Board appointed the Adviser as the Fund's administrator, effective March 1, 2007, to act pursuant to the terms of an Administration Agreement. Pursuant to the Administration Agreement, the Fund will reimburse the Adviser for its costs incurred for providing administrative services.


ACM MANAGED INCOME FUND o 31


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                          Six Months
                                               Ended
                                         February 28,                         Year Ended August 31,
                                                2007     --------------------------------------------------------------
                                         (unaudited)         2006         2005         2004         2003         2002(a)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $3.92        $4.20        $4.14        $4.14        $4.06        $4.71
Income From Investment
  Operations
Net investment income(b)(c)                      .16          .37          .35          .36(d)       .39          .54
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .13         (.26)         .06          .13          .26         (.59)
Dividends to preferred shareholders
  from net investment income
  (common stock equivalent
  basis)                                        (.05)        (.19)        (.08)        (.04)        (.06)        (.09)
Net increase (decrease) in net
  asset value from operations                    .24         (.08)         .33          .45          .59         (.14)
Less: Dividends and
Distributions to
Common Shareholders
Dividends from net investment
  income                                        (.09)        (.20)        (.27)        (.43)        (.50)        (.50)
Tax return of capital                             -0-          -0-          -0-        (.02)        (.01)        (.01)
Total dividends and distributions
  to common shareholders                        (.09)        (.20)        (.27)        (.45)        (.51)        (.51)
Net asset value, end of period                 $4.07        $3.92        $4.20        $4.14        $4.14        $4.06
Market value, end of period                    $3.82        $3.54        $3.69        $4.03        $4.61        $4.33
Premium/(Discount)                             (6.14)%      (9.69)%     (12.14)%      (2.66)%      11.35%        6.65%
Total Return
Total investment return based on:(e)
  Market value                                 10.65%        1.61%       (1.74)%      (3.08)%      19.74%       (1.17)%
  Net asset value                               6.46%       (1.15)%       8.87%       10.88%       14.68%       (3.01)%
Ratios/Supplemental Data
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                           $102,881      $99,183     $106,250     $104,848     $103,118      $99,549
Preferred Stock, at redemption
  value ($100,000 per share
  liquidation preference)
  (000's omitted)                                 $0(g)   $90,000      $90,000      $90,000      $90,000      $90,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses, net of waivers(f)                   2.40%(h)     1.92%        1.95%        2.14%(d)     2.28%        2.31%
  Expenses, before waivers(f)                   2.56%(h)     2.11%        2.06%        2.14%(d)     2.28%        2.31%
  Expenses, before waivers,
    excluding interest expense(f)               1.67%(h)     2.11%        2.06%        2.14%(d)     2.28%        2.19%
  Net investment income, before
    preferred stock dividends(f)                8.31%(h)     9.25%        8.41%        8.72%(d)     9.46%       12.56%
Preferred stock dividends                       4.72%(h)     4.81%        1.96%        1.07%        1.35%        2.19%
Net investment income, net of
  preferred stock dividends                     3.57%(h)     4.44%        6.45%        7.65%(d)     8.11%       10.37%
Portfolio turnover rate                          151%         199%          55%          53%          97%          99%
Asset coverage ratio                               0%         210%         218%         216%         215%         211%



See footnote summary on page 33.


32 o ACM MANAGED INCOME FUND


(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments by $0.05 and decrease the ratios of net investment income before and net preferred stock dividends to average net assets applicable to common shareholders from 13.78% and 11.58% to 12.56% and 10.37%, respectively. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed the Adviser.

(d) Net of audit expenses reimbursed by the Adviser. The expense ratio before reimbursement was 2.14%.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(f) The expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(g) On December 14, 2006 the Fund redeemed the balance of 900 shares outstanding of Remarketed Preferred Stock in the amount of $90,000,000.

(h)  Annualized.


ACM MANAGED INCOME FUND o 33


ADDITIONAL INFORMATION
(unaudited)

ACM Managed Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company, N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


34 o ACM MANAGED INCOME FUND


Additional Information

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.


ACM MANAGED INCOME FUND o 35


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey L. Phlegar, Senior Vice President
Paul J. DeNoon, Vice President
Gershon Distenfeld(2), Vice President
Kewjin Yuoh(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Administrator(3)

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Common Stock: Dividend Paying Agent, Transfer Agent And Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock: Dividend Paying Agent, Transfer Agent And Registrar The Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York,NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Messrs. Distenfeld and Yuoh are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's investment portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements therein, is transmitted to the shareholders of ACMManaged Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

(3) Prior to March 1, 2007, the Fund's Administrator was Princeton Administrators, LLC, P.O. Box 9095, Princeton, NJ 08543-9095.


36 o ACM MANAGED INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;


ACM MANAGED INCOME FUND o 37


     8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

     10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;
     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     12. the terms of the Advisory Agreement, including the proposed continuance of the waiver by the Adviser of 10 basis points of its fee waiver which had been in effect since February 11, 2005 for an additional one-year period, as discussed below.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement and taking into account the continuance of the 10 basis point fee waiver referred to in No. 12 above, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (taking into account the continuance of the Adviser's 10 basis point fee waiver), including their determinations that the Adviser should continue to be the investment adviser for the Fund and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate, were separately discussed by the directors.


38 o ACM MANAGED INCOME FUND


Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund has a separate administration agreement and pays separate administration fees to its administrator, which is not affiliated with the Adviser.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information


ACM MANAGED INCOME FUND o 39


were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance of the Fund as compared to other funds in the Lipper Flexible Income Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (November 1988 inception) and for each of the last ten calendar years, and as compared to the Lehman Brothers Aggregate Bond Index (the "Index") for periods ended June 30, 2006 over the YTD, 1-, 3-, 5- and 10-year and since inception periods. The directors noted that in the Lipper Average comparison (the Lipper Average was comprised of seven funds in the


40 o ACM MANAGED INCOME FUND


YTD period, including the Fund and ACM Managed Dollar Income Fund, another closed-end fund advised by the Adviser), the Fund's performance was significantly below the Lipper median in the YTD, 1-, 3-, 5- and 10-year periods and significantly above the Lipper median in the since inception period, and that the Fund's calendar year performance was significantly above the Lipper median in 2005, 1997 and 1996, materially below the Lipper median in 2004, significantly below the Lipper median in 2003, 2001, 1999 and 1998 and slightly above the Lipper median in 2002 and 2000. The directors further noted that the Fund underperformed the Index (which is not leveraged) in the YTD, 1- and 10-year and since inception periods and outperformed the Index in the 3- and 5-year periods. The directors noted that the other funds in the Fund's Lipper category differed in certain respects from the Fund, and that this limited the value of the comparative information. Based on their review and their discussions with the Adviser concerning the Fund's performance, the directors concluded that the Fund's relative performance over time was satisfactory. They informed the Adviser that they intended to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period total actual management fees paid by the Fund (advisory fees paid to the Adviser and administration fees paid to a third party administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The Lipper information included the pro forma management fees provided to Lipper by the Adviser assuming the advisory fee waiver initially approved in February 2005 had been in effect throughout the Fund's fiscal year ended in 2005. The directors compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such reductions since 2004. As a result of that settlement, the Adviser's fees for managing open-end funds that invest in (i) high income securities are .50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) low risk income securities are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion. The directors noted that each of these fee schedules, if applied to the Fund, would result in a lower fee rate than that paid by the Fund pursuant to the Advisory Agreement.


ACM MANAGED INCOME FUND o 41


The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities).

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective. The directors noted that because of the small number of funds in the Fund's Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio provided by the Adviser assuming the temporary advisory fee waiver effective February 11, 2005 had been in effect throughout the Fund's fiscal 2005. All references to expense ratios are to the pro forma expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that at their February 7-10, 2005 meetings, the directors had considered and approved, effective February 11, 2005, the Adviser's proposal (made in response to a request by the directors) to waive 10 basis points of its fee for a one year period in order to reduce the fee rate under the Advisory Agreement for such period from 0.65% to 0.55%, and that at their December 14, 2005 meeting the directors had considered and approved the Adviser's proposal to continue the 10 basis point advisory fee waiver for another one-year period.


42 o ACM MANAGED INCOME FUND


The information reviewed by the directors showed that the Fund's latest fiscal year pro forma total management fees of 123.9 basis points (combined advisory fee paid to the Adviser under the Advisory Agreement assuming the temporary 10 basis point reduction in the advisory fee effective February 11, 2005 had been in effect throughout fiscal 2005 and a 12 basis point administration fee paid to an entity that is not affiliated with the Adviser) was significantly higher than the Expense Group and Expense Universe medians. The directors noted that Lipper calculates the fee rate based on the Fund's net assets attributable to common stockholders, whereas the Fund's advisory and administration contracts provide that fees are computed based on adjusted total assets (i.e., the average weekly value of the Fund's total assets, minus the sum of accrued liabilities, other than the principal amount of money borrowed, and accumulated dividends on shares of preferred stock). The directors also noted that the Fund's pro forma total expense ratio was significantly higher than the Expense Group and Expense Universe medians. The Adviser explained that the Fund's expense ratio was in part due to the Fund's relatively small size (less than $190 million as of June 30, 2006). The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


ACM MANAGED INCOME FUND o 43


SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund
Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


44 o ACM MANAGED INCOME FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS

AllianceBernstein Family of Funds

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National               Michigan
Insured National       Minnesota
Arizona                New Jersey
California             New York
Insured California     Ohio
Florida                Pennsylvania
Massachusetts          Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM MANAGED INCOME FUND o 45


NOTES


46 o ACM MANAGED INCOME FUND


NOTES


ACM MANAGED INCOME FUND o 47


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ACM MANAGED INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


ACMVI-0152-0207


ITEM 2.  CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.  DESCRIPTION OF EXHIBIT
-----------  ----------------------
12 (b) (1)   Certification of Principal Executive Officer Pursuant to
             Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)   Certification of Principal Financial Officer Pursuant to
             Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Income Fund, Inc.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date:     April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
     -----------------
     Marc O. Mayer
     President

Date:    April 27, 2007

By:  /s/ Joseph J. Mantineo
     ----------------------
     Joseph J. Mantineo
     Treasurer and Chief Financial Officer

Date:    April 27, 2007